Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
26.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases with initial terms in excess of one year consist of the following at December 31, 2013:

	RMB	US$
2014	9,701	1,602
2015	5,473	904
2016	574	95
2017 and thereafter	—	—

	15,748	2,601

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. The terms of the leases do not contain material rent escalation clauses or contingent rents. For the years ended December 31, 2011, 2012 and 2013, total rental expenses for all operating leases amounted to RMB6,232, RMB8,986 and RMB10,330 (US$1,706), respectively.

Purchase commitments

The Group has commitments to purchase certain medical equipment of RMB21,054 (US$3,478) at December 31, 2013, which are scheduled to be paid within one year.

Income taxes

As of December 31, 2013, the Group has recognized approximately RMB117,074 (US$19,339) as an accrual for unrecognized tax positions (note 22). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As of December 31, 2013, the Group classified the unrecognized tax positions of RMB49,355 (US$8,153) as current liabilities and RMB67,719 (US$11,186) as non-current liabilities.